                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                             _____________________

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             _____________________


       Date of Report (Date of earliest event reported): January 21, 2000

                      The Children's Beverage Group, Inc.
               (Exact Name of Registrant as Specified in Charter)


   Delaware                        0-28125                      87-0459103
(State or Other                   (Commission                  (IRS Employer
Jurisdiction of                   File Number)               Identification No.)
 Incorporation)


                     237 Melvin Drive, Northbrook, IL 60062
          (Address of principal executive offices, including zip code)

                                 (847) 562-4040
              (Registrant's telephone number, including area code)

         (Former Name or Former Address, if Changed Since Last Report)

                                      N/A
         --------------------------------------------------------------
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     The undersigned registrant hereby amend its Current Report by filing herewith Exhibit 16.2, Letter Re: Change in Certifying Accountant.


Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements
          Not Applicable

     (b)  Pro Forma Financial Information
          Not Applicable

     (c)  Exhibits

          * 16.1 Letter from BDO Seidman, LLP resigning as independent auditor to the Company

             16.2 Letter from BDO Seidman, LLP pursuant to Item 304 (a) (3) of Regulation S-K


          ------------------------------
          * Previously filed

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              The Children's Beverage Group, Inc.


                              By:  /s/ Jon A. Darmstadter
                                   ----------------------
                                   Jon A. Darmstadter
                                   President
Dated: January 28, 2000